Item 1 – Schedule of Investments

American Growth Fund American Growth Cannabis Fund
October 31, 2020
(unaudited)

Common Stock 86.40%	Shares	Market Value
Medicinal Chemicals & Botanical Products 19.40%
Canopy Growth Corporation*	2,150	$40,377
Cronos Group Inc.*	5,900	31,211
Tilray Inc.*	4,000	22,840
Aurora Cannabis Inc.*	3,750	15,188
HEXO Corp.*	10,000	6,075
		115,691
Pharmaceutical Preparations 18.91%
GW Pharmaceuticals Plc*	520	46,805
Neptune Wellness Solutions Inc.*	13,600	26,248
Regeneron Pharmaceuticals Inc.*	30	16,307
Organigram Holdings Inc.*	12,300	14,760
Eli Lilly and Company	60	7,828
Emerald Bioscience Inc*	21,255	812
		112,760
Unknown SIC 8.69%
Vestas Wind Systems AS ADR	905	51,825
Real Estate 7.82%
Innovative Industrial Properties Inc	400	46,652
Services - Offices & Clinics of Doctors of Medicine 6.65%
Teladoc Health Inc.*	202	39,685
Agriculture Chemicals 6.11%
Scotts Miracle-Gro Company (The)	243	36,462
Services - Prepackaged Software 5.94%
Microsoft Corporation	175	35,432
Perfumes, Cosmetics & Other Toilet Preparations 3.95%
cbdMD Inc.*	11,500	23,575
Real Estate Investment Trusts 3.94%
Power REIT (MD)*	1,000	23,500

Exchange Traded Funds 2.01%
ETF MANAGERS TRUST	1,120	$12,007
Biological Products (No Diagnostic Substances) 1.96%
Gilead Sciences Inc.	200	11,630
Services - Computer Processing & Data Preparations 0.52%
Akerna Corp.*	1,300	3,094
Retail – Cyclical 0.32%
Namaste Technologies Inc	10,000	1,900
Drug Manufacturers 0.18%
Charlottes Web Holdings Inc	390	1,080

Total Value Common Stocks (cost 536,876)	86.40%	515,292
Cash and Receivable, less liabilities	13.60%	81,055
Total Net Assets	100.00%	$596,347

*	Non-income producing security during last 12 months
[1]	Value was determined using significant unobservable inputs.

Gross Unrealized appreciation on investment securities	127,242
Gross Unrealized depreciation on investment securities	(148,826)
Net Unrealized depreciation on investment securities	(21,584)
Cost of investment securities for federal income tax purposes	536,876

Securities Valuations - The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used, as of October 30, 2020, in valuing the Fund's assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$515,291	$0	$0	$515,291